SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): November 17, 1999
                                                 (November 17, 1999)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



           0-19671                                              65-0273162
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   Commission File Number                                    I.R.S. Employer
                                                            Identification No.


        3300 University Boulevard, Suite 140, Winter Park, Florida 32792
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                     Address of Principal Executive offices


   Registrant's telephone number, including area code:      (407) 678-9900
                                                            --------------

Item 5.   Other Events

The press release issued by LaserSight Incorporated dated November 17, 1999 is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits

          Exhibit 99     Press Release dated November 17, 1999


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  LaserSight Incorporated



Date:    November 17, 1999                        By: /s/Michael R. Farris
                                                      --------------------
                                                      Michael R. Farris
                                                      Chief Executive Officer



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